UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 17, 2008
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SunPower Corporation
(Exact Name of Registrant as Specified in Charter)
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Delaware	000-51593	94-3008969
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File No.)	Identification No.)

3939 North First Street, San Jose, California 95134
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (408) 240-5500

N/A
(Former Name or Former Address, if Changed Since Last Report)
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   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                      Other Events.

    On September 17, 2008, SunPower Corporation ("SunPower") issued a press release announcing  the registration with the Securities and Exchange Commission  of SunPower's Class B common stock proposed to be distributed by Cypress Semiconductor Corporation.  A copy of the press release is filed as Exhibit 99.1 to this report and is incorporated by reference herein.

Item 9.01.                      Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated September 17, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNPOWER CORPORATION

Date: September 17, 2008	By: /s/ Bruce R. Ledesma
Name: Bruce R. Ledesma
Title: General Counsel and Corporate Secretary

Exhibit No.	Description
99.1	Press Release dated September 17, 2008